UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2008

                           POINT BLANK SOLUTIONS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                  11-3129361
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                            33069
__________________________________________                         __________
 (Address of principal executive office)                           (Zip Code)

                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                 ______________________________________________
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE.

On January 31, 2008, the Company issued a press release stating that it will hold its 2008 Annual Meeting of Stockholders on April 22, 2008 in Pompano Beach, Florida.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
___________     _______________________

   99.1 Press Release issued by Point Blank Solutions, Inc. entitled "Point Blank Sets Annual Meeting Date" and dated January 31, 2008.















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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         POINT BLANK SOLUTIONS, INC.

Date:        January 31, 2008            By:/s/ JOHN SIEMER
                                         __________________________________
                                         Name:  John Siemer
                                         Title: Chief Operating Officer and
                                                Chief of Staff













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


                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION OF EXHIBIT
___________     _______________________

   99.1 Press Release issued by Point Blank Solutions, Inc. entitled "Point Blank Sets Annual Meeting Date" and dated January 31, 2008.

















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